SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 18, 2002


                              FIRSTBANK CORPORATION
                          (Exact name of registrant as
                            specified in its charter)


   Michigan                         0-14209                       38-2633910
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification no.)
incorporation)

       311 Woodworth Avenue
          Alma, Michigan                                             48801
(Address of principal executive office)                           (Zip Code)

                         Registrant's telephone number,
                       including area code: (517) 463-3131

Item 9.           Regulation FD Disclosure.

     On July 18, 2002, Firstbank Corporation ("Firstbank") issued a news release with respect to its Second Quarter Results. A copy of the news release is attached as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 18, 2002                   FIRSTBANK CORPORATION
                                        (Registrant)


                                        By: /s/ Thomas R. Sullivan
                                        ________________________________________
                                           Thomas R. Sullivan
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         99.1              Press Release Dated July 18, 2002

                                  EXHIBIT 99.1


FOR IMMEDIATE RELEASE                     NEWS RELEASE

Date Submitted:   July 18, 2002           Contact:  Samuel G. Stone
NASDAQ Symbol:    FBMI                              Executive Vice President and
                                                    Chief Financial Officer
                                                    (989) 466-7325

                         FIRSTBANK CORPORATION ANNOUNCES
                           SECOND QUARTER 2002 RESULTS

                       Highlights for the Quarter Include:

             o Record earnings of $2.8 million, up 14%
             o 10.6% increase in earnings per share(diluted)
             o Continued benefit from relatively strong mortgage business
             o Strong asset quality and growing capital ratios


Alma, Michigan ---- Thomas R. Sullivan, President and Chief Executive Officer of Firstbank Corporation announced net income of $2,757,000 for the quarter ended June 30, 2002, compared to $2,418,000 for 2001, an increase of 14.0%. Earnings per share were $0.52 up 10.6% from $0.47 for the same quarter of 2001. Returns on average assets and average equity for the second quarter were 1.51% and 14.7%, respectively, compared with 1.32% and 14.5%, respectively, in the quarter ended June 30, 2001. All per share amounts are fully diluted amounts and have been adjusted to reflect the 5% stock dividend paid in December 2001.

The net income of $5,424,000 in the first half of 2002 represented an increase of 21.2% from operating earnings and an increase of 34.6% from net income in the first half of 2001. Net income in the 2001 first half included a one-time charge as previously disclosed. Earnings per share were $1.03 up 30.4% from $0.79 for the same period of 2001, and up 17.0% from operating earnings per share. Returns on average assets and average equity for the first half of 2002 were 1.48% and 14.7%, respectively, compared with 1.23% and 13.6%, respectively, in first half of 2001 excluding the one-time charge.

Total assets declined modestly to $736,292,000 at June 30, 2002, compared to $737,399,000 at March 31, 2002, and were 1.1% over the level at June 30, 2001. Total loans increased 1.7% from March 31, 2002, but declined 0.4% from the year-ago level. The decline from year-ago was primarily in the real estate mortgage portfolio which was affected by sales of portfolio mortgage loans related to the high level of mortgage refinance activity. The commercial loan portfolio increased 2.6% from March 31, 2002, and 7.0% from June 30, 2001. Total deposits declined 0.2% in the second quarter of 2002 but at June 30, 2002, were 1.2% ahead of the year-ago level. Shareholders' equity increased 14.0% from its year-ago level, and the ratio of average equity to average assets increased to 10.3% in the second quarter of 2002 compared to 9.1% in the second quarter of 2001. According to Mr. Sullivan, "The year 2002 is continuing with very strong earnings fueled by historically low funding costs and continued strong, although below recent peak, mortgage business. We have been extremely pleased with the quality of our loan portfolio. In keeping with our long term strategy of developing new growth opportunities, we recently began an initiative to establish a presence in Cadillac, Michigan. We believe that this is a market where Firstbank's approach to community banking will be successful."

Firstbank Corporation's net interest margin was 4.95% in the second quarter of 2002 compared to 4.87% in the prior quarter, and 4.66% in the second quarter of 2001. The improvement continues to reflect successful efforts to respond to rapidly changing interest rates, inflows of lower cost deposits, and reductions in higher cost borrowings.

Mortgage refinance activity slowed in the second quarter of 2002 and was the primary reason for the slower rate of growth in earnings compared to the prior quarter. Gain on sale of mortgage loans of $580,000 in the second quarter of 2002 were down 42.1% from the first quarter of 2002, and down 6.8% from the level in the second quarter of 2001. Firstbank Corporation's servicing portfolio continues to grow. Excluding the impact of accounting for mortgage servicing rights, mortgage servicing income grew 60% to $551,000 in the first half of 2002 compared to $344,000 in the first half of 2001. The principal balance of loans serviced for others increased to $346.8 million as of June 30, 2002, an increase of 33% from $261.1 million at June 30, 2001.

The ratio of non-performing loans to total gross loans declined as of June 30, 2002, to 0.24% compared to 0.30% at March 31, 2002, 0.44% at December 31, 2001,
and 0.29% at June 30, 2001, an indication of continuing strong asset quality in the loan portfolio. Net charge-offs of loans in the second quarter of 2002 decreased to $51,000, compared to $303,000 in the first quarter of 2002 and $109,000 in the second quarter of 2001. However, in the first half of 2002, net charge-offs were greater than the year earlier first half. As a ratio of average loans, net charge-offs for the first half of 2002 were still low at an annualized rate of 0.12%, and this ratio was just 0.03% in the second quarter of 2002. The provision for loan losses was $223,000 in the second quarter of 2002, compared to $372,000 in the first quarter of 2002 and $228,000 in the second quarter of 2001.

Firstbank Corporation, headquartered in Alma, Michigan is currently a five bank financial services company with assets of $736 million and 41 offices located in central and northeast Michigan. Bank subsidiaries include: Firstbank - Alma; Firstbank (Mt. Pleasant); Firstbank - West Branch; Firstbank - Lakeview; and Firstbank - St. Johns. Other corporate affiliates include 1st Armored, Inc.; 1st Title; Gladwin Land Company, Inc.; and C. A. Hanes Realty, Inc. Investment services are available through affiliations with Raymond James Financial Services Inc., SunAmerica Securities Inc., and MML Investors Services, Inc.



This press release contains certain forward-looking statements that involve risks and uncertainties. When used in this press release the words "believe," "expect," "potential," and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning future asset quality and growth in assets and profitability and expected fiscal 2002 year-end results. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

                              FIRSTBANK CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                    UNAUDITED

                                                                   June 30       March 31      Dec 31      June 30
                                                                    2002           2002         2001         2001
                                                                   __________    _________    _________    _________
ASSETS

Cash and cash equivalents:
  Cash and due from banks                                             $24,942      $19,786      $27,187      $20,687
  Short term investments                                               11,906       28,743       18,627        6,149
                                                                    _________    _________    _________    _________
Total cash and cash equivalents                                        36,848       48,529       45,814       26,836

Securities available for sale                                          71,753       71,093       71,978       71,373

Loans:
  Loans held for sale                                                   1,930        2,942        5,722        2,511
  Portfolio loans:
    Commercial                                                        312,187      304,364      299,412      291,717
    Real estate mortgage                                              210,794      211,062      228,349      229,288
    Consumer                                                           74,738       71,002       72,593       78,760
                                                                    _________    _________    _________    _________
Total loans                                                           599,649      589,370      606,076      602,276
  Less allowance for loan losses                                      (11,279)     (11,107)     (11,038)     (10,164)
                                                                    _________    _________    _________    _________
Net loans                                                             588,370      578,263      595,038      592,112

Premises and equipment, net                                            17,463       17,618       17,624       15,853
Accrued interest receivable                                             3,546        3,762        3,595        4,043
Acquisition goodwill                                                    5,049        5,105        5,161        5,093
Other intangibles                                                       3,133        3,208        3,282        3,741
Other assets                                                           10,130        9,821        9,498        9,414
                                                                    _________    _________    _________    _________
TOTAL ASSETS                                                         $736,292     $737,399     $751,990     $728,465
                                                                    =========    =========    =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Deposits:
  Noninterest bearing accounts                                         86,033       79,471       86,736       78,127
  Interest bearing accounts:
  Demand                                                              171,774      166,474      159,572      144,660
  Savings                                                              79,004       76,482       73,218       70,953
  Time                                                                216,661      232,036      241,613      253,252
                                                                    _________    _________    _________    _________
Total deposits                                                        553,472      554,463      561,139      546,992

Securities sold under agreements to
  repurchase and overnight borrowings                                  28,692       28,812       32,223       25,058
Notes payable                                                          66,119       69,389       75,615       77,254
Accrued interest and other liabilities                                 10,591       10,368       10,587       11,223
                                                                    _________    _________    _________    _________
Total liabilities                                                     658,874      663,032      679,564      660,527

SHAREHOLDERS' EQUITY
Preferred stock; no par value, 300,000
  shares authorized, none issued
Common stock; 10,000,000 shares authorized *                           64,341       63,536       63,100       57,481
Retained earnings                                                      11,781       10,004        8,260        9,641
Accumulated other comprehensive income                                  1,296          827        1,066          816
                                                                    _________    _________    _________    _________
Total shareholders' equity                                             77,418       74,367       72,426       67,938
                                                                    _________    _________    _________    _________
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $736,292     $737,399     $751,990     $728,465
                                                                    =========    =========    =========    =========

* Common stock shares issued and outstanding                        5,182,468    5,141,372    5,119,153    5,069,041

Asset Quality Ratios:
  Non-Performing Loans / Loans^                                         0.24%        0.30%        0.44%        0.29%
  Non-Perf. Loans + OREO / Loans^ + OREO                                0.33%        0.37%        0.53%        0.43%
  Non-Performing Assets / Total Assets                                  0.27%        0.29%        0.42%        0.36%
  Allowance for Loan Loss as a % of Loans^                              1.89%        1.89%        1.84%        1.69%
  Allowance / Non-Performing Loans                                       769%         627%         415%         578%

Quarterly Average Balances:
  Total Loans^                                                       $590,624     $589,433     $601,194     $604,609
  Total Earning Assets                                               $683,824     $701,513     $700,604     $682,132
  Total Shareholders' Equity                                          $75,295      $74,158      $72,229      $66,904
  Total Assets                                                       $732,978     $751,197     $748,184     $732,203
  Diluted Shares Outstanding                                         ########     ########     ########     ########

^ Total Loans less loans held for sale

                              FIRSTBANK CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                  (Dollars in thousands except per share data)
                                    UNAUDITED



                                                                    Three months Ended:               Six months Ended:
                                                          _____________________________________    _______________________
                                                           June 30      March 31      June 30       June 30      June 30
                                                             2002         2002          2001          2002         2001
                                                          __________   __________    __________    __________   __________
Interest income:
  Interest and fees on loans                                  ######      $11,631        ######        ######       ######
  Investment securities
    Taxable                                                      586          607           675         1,193        1,387
    Exempt from federal income tax                               291          300           325           591          660
    Short term investments                                        78          131            47           209          143
                                                          __________   __________    __________    __________   __________
Total interest income                                         12,328       12,669        14,277        24,997       28,643

Interest expense:
  Deposits                                                     3,029        3,263         5,069         6,292       10,389
  Notes payable and other                                      1,019        1,113         1,483         2,132        3,217
                                                          __________   __________    __________    __________   __________
Total interest expense                                         4,048        4,376         6,552         8,424       13,606

Net interest income                                            8,280        8,293         7,725        16,573       15,037
Provision for loan losses                                        223          372           228           595          431
                                                          __________   __________    __________    __________   __________
Net interest income after provision for loan losses            8,057        7,921         7,497        15,978       14,606

Noninterest income:
  Gain on sale of mortgage loans                                 580        1,002           622         1,582          957
  Service charges on deposit accounts                            585          543           494         1,128          918
  Trust fees                                                      35           71            83           106          172
  Gain on sale of securities                                      16           (7)            0             9           25
  Mortgage servicing                                            (102)         (60)          (39)         (162)           2
  Other                                                          957        1,030         1,023         1,987        1,984
                                                          __________   __________    __________    __________   __________
Total noninterest income                                       2,071        2,579         2,183         4,650        4,058

Noninterest expense:
  Salaries and employee benefits                               3,279        3,546         3,320         6,825        6,574
  Occupancy                                                      849          935           768         1,784        1,657
  Amortization of intangibles                                    131          130           194           261          394
  FDIC insurance premium                                          25           24            27            49           52
  Michigan single business tax                                    37           24           124            61          256
  Other                                                        1,717        1,844         1,708         3,561        3,850
                                                          __________   __________    __________    __________   __________
Total noninterest expense                                      6,038        6,503         6,141        12,541       12,783

Income before federal income taxes                             4,090        3,997         3,539         8,087        5,881
Federal income taxes                                           1,333        1,330         1,121         2,663        1,851

Net Income                                                    $2,757       $2,667        $2,418        $5,424       $4,030
                                                          ==========   ==========    ==========    ==========   ==========

Per Share Data:
  Basic Earnings                                               $0.53        $0.52         $0.48         $1.06        $0.80
  Diluted Earnings                                             $0.52        $0.51         $0.47         $1.03        $0.79
  Dividends Paid                                               $0.19        $0.18         $0.17         $0.37        $0.33


                              FIRSTBANK CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                          EXCLUDING NONRECURRING ITEMS
                  (Dollars in thousands except per share data)
                                    UNAUDITED

                                                              Three months Ended:                   Six months Ended:
                                                       _________________________________          ____________________
                                                       June 30     March 31      June 30          June 30      June 30
                                                         2002        2002          2001             2002          2001
                                                       _______     ________      _______          _______      _______
Interest income:
  Interest and fees on loans                            ######      $11,631       ######          $23,004      ######
  Investment securities
    Taxable                                                586          607          675            1,193       1,387
    Exempt from federal income tax                         291          300          325              591         660
    Short term investments                                  78          131           47              209         143
                                                       _______     ________      _______          _______      ______
Total interest income                                   12,328       12,669       14,277           24,997      28,643

Interest expense:
  Deposits                                               3,029        3,263        5,069            6,292      10,389
  Notes payable and other                                1,019        1,113        1,483            2,132       3,217
                                                       _______     ________      _______          _______      ______
Total interest expense                                   4,048        4,376        6,552            8,424      13,606

Net interest income                                      8,280        8,293        7,725           16,573      15,037
Provision for loan losses                                  223          372          228              595         431
                                                       _______     ________      _______          _______      ______
Net interest income after provision for loan losses      8,057        7,921        7,497           15,978      14,606

Noninterest income:
  Gain on sale of mortgage loans                           580        1,002          622            1,582         957
  Service charges on deposit accounts                      585          543          494            1,128         918
  Trust fees                                                35           71           83              106         172
  Gain on sale of securities                                16           (7)           0                9          25
  Mortgage servicing                                      (102)         (60)         (39)            (162)          2
  Other                                                    957        1,030        1,023            1,987       1,984
                                                       _______     ________      _______          _______      ______
Total noninterest income                                 2,071        2,579        2,183            4,650       4,058

Noninterest expense:
  Salaries and employee benefits                         3,279        3,546        3,320            6,825       6,574
  Occupancy                                                849          935          768            1,784       1,657
  Amortization of intangibles                              131          130          194              261         394
  FDIC insurance premium                                    25           24           27               49          52
  Michigan single business tax                              37           24          124               61         267
  Other                                                  1,717        1,844        1,708            3,561       3,163
                                                       _______     ________      _______          _______      ______
Total noninterest expense                                6,038        6,503        6,141           12,541      12,107

Income before federal income taxes                       4,090        3,997        3,539            8,087       6,557
Federal income taxes                                     1,333        1,330        1,121            2,663       2,081
                                                       _______     ________      _______          _______      ______
Income Excluding Nonrecurring Items                     $2,757       $2,667       $2,418           $5,424      $4,476

Nonrecurring items net of tax                                0            0            0                0         446
Net Income                                              $2,757       $2,667       $2,418           $5,424      $4,030
                                                       =======     ========      ========         =======      ======


Per Share Data Excluding Nonrecurring Items:
  Basic Earnings                                         $0.53        $0.52        $0.48            $1.06       $0.90
  Diluted Earnings                                       $0.52        $0.51        $0.47            $1.03       $0.88
  Dividends Paid                                         $0.19        $0.18        $0.17            $0.37       $0.33

Performance Ratios Excluding Nonrecurring Items:
  Return on Average Assets*                              1.51%        1.45%        1.32%            1.48%       1.23%
  Return on Average Equity*                              14.7%        14.7%        14.5%            14.7%       13.6%
  Net Interest Margin (FTE) *                            4.95%        4.87%        4.66%            4.91%       4.56%
  Book Value Per Share+                                 $14.94       $14.48       $13.40           $14.94      $13.40
  Average Equity/Average Assets                          10.3%         9.8%         9.1%            10.1%        9.0%
  Net Charge-offs                                                                    109              354         124
                                                            51          303
  Net Charge-offs as a % of Average Loans^*              0.03%        0.21%        0.07%            0.12%       0.04%

*  Annualized
+  Period End
^  Total loans less loans held for sale
